UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2024 Executive Officer Compensation

On January 18, 2024, the Board of Directors (the “Board”) of Weatherford International plc (the “Company”), on the recommendation of the Compensation and Human Resources Committee (the “Committee”), approved the following annual compensation for our named executive officers:

Name	Base Salary	Annual Incentive Target[1]	Long-Term Incentive Target[1]
Girishchandra K. Saligram	$1,250,000	135%	700%
Arunava Mitra	$585,000	90%	350%
Scott C. Weatherholt	$500,000	90%	310%
Joseph H. Mongrain	$410,000	90%	0%
Charles W. Davison, Jr.	$500,000	90%	150%
Desmond J. Mills	$420,000	65%	125%
1 As a percentage of base salary.

Pursuant to the above compensation program, the Board also approved the following awards of restricted share units (“RSUs”) and performance share units (“PSUs”) to our named executive officers under the Third Amended and Restated 2019 Equity Incentive Plan:

Name	RSUs(1)	PSUs(2)
Girishchandra K. Saligram	28,602	66,740
Arunava Mitra	8,924	13,386
Scott C. Weatherholt	6,755	10,133
Charles W. Davison, Jr.	3,268	4,903
Desmond J. Mills	2,860	2,860
1 RSUs will vest in three equal annual installments over the three-year period from the date of grant.
2 The number of PSUs represents the target award and may be subject to a payout ranging from 0% to 200% of the target award, depending on the actual achievement of the performance goals at the end of the performance period. The PSUs vest based on actual performance at the end of the performance period, which is the three fiscal years beginning on January 1, 2024 and ending December 31, 2026.

In addition, Mr. Mills was granted an additional long-term incentive award of 2,724 RSUs that will vest in full on the third anniversary of the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: January 22, 2024
/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel, and Chief Compliance Officer